 NUMBER                                                                 SHARES
---------                     CVB FINANCIAL CORP.                      ---------
SD
---------                                                              ---------
             INCORPORATED UNDER THE LAWS OF THE STATE OF CALIFORNIA

THIS CERTIFICATE IS TRANSFERABLE IN                           SEE REVERSE FOR
 THE CITIES OF RIDGEFIELD PARK, NJ                          CERTAIN DEFINITIONS
          OR NEW YORK, NY                                    CUSIP 126600 10 5

THIS CERTIFIES THAT

IS THE RECORD HOLDER OF

            FULLY PAID AND NONASSESSABLE SHARES OF THE COMMON STOCK
                     OF NO PAR VALUE OF CVB FINANCIAL CORP.

transferable on the books of the Corporation in person or by duly authorized attorney upon surrender of this Certificate properly endorsed.  This Certificate is not valid until countersigned by the Transfer Agent and registered by the
Registrar.

        WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:

                      [SEAL OF CVB FINANCIAL CORPORATION]

                                  INCORPORATED
                                      APR.
                                       27
                                      1981
                                   CALIFORNIA

/s/  DONNA MARCHESI                                 /s/ D. LINN WILEY
     ----------------------                             -----------------------
     Secretary                                          President

COUNTERSIGNED AND REGISTERED:
          U.S. STOCK TRANSFER CORPORATION
             TRANSFER AGENT AND REGISTRAR

By:
    ------------------------------------
                    AUTHORIZED SIGNATURE

   2

     KEEP THIS CERTIFICATE IN A SAFE PLACE. IF IT IS LOST, STOLEN, OR DESTROYED
THE CORPORATION WILL REQUIRE A BOND OF INDEMNITY AS A CONDITION TO THE ISSUANCE
OF A REPLACEMENT CERTIFICATE.

        The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

        TEN COM   --  as tenants in common              UNIF GIFT MIN ACT --...................Custodian...............
        TEN ENT   --  as tenants by the entireties                                 (Cust)               (Minor)
        JT TEN    --  as joint tenants with right of                         under Uniform Gifts to Minors
                      survivorship and not as tenants                        Act.......................................
                      in common                                                                 (State)
                                                        UNIF TRF MIN ACT  -- .............Custodian (until age.........)
                                                                                 (Cust)
                                                                             ....................under Uniform Transfers
                                                                                    (Minor)
                                                                             to Minors Act..............................
                                                                                                   (State)

Additional abbreviations may also be used though not in the above list.

        FOR VALUE RECEIVED,___________________________hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE
______________________________________

______________________________________

_______________________________________________________________________________
    (PLEASE PRINT OR TYPE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

_______________________________________________________________________________

_______________________________________________________________________________

________________________________________________________________________ Shares
of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

______________________________________________________________________
Attorney to transfer the said stock on the books of the within named Bank with full power of substitution in the premises.

Dated________________________

                                X_______________________________________________

                                X_______________________________________________
                                 THE SIGNATURE(S) TO THIS ASSIGNMENT MUST
                                 CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE
                       NOTICE:   FACE OF THE CERTIFICATE IN EVERY PARTICULAR,
                                 WITHOUT ALTERATION OR ENLARGEMENT OR ANY
                                 CHANGE WHATEVER.

Signature(s) Guaranteed

By___________________________________
THE SIGNATURE(S) MUST BE GUARANTEED
BY AN ELIGIBLE GUARANTOR INSTITUTION
(BANKS, STOCKBROKERS, SAVINGS AND
LOAN ASSOCIATIONS AND CREDIT UNIONS
WITH MEMBERSHIP IN AN APPROVED
SIGNATURE GUARANTEE MEDALLION PROGRAM),
PURSUANT TO S.E.C. RULE 17Ad-15.